Supplement Dated August 1, 2002
to the Quant Funds' Prospectus Dated August 1, 2002

The subsections "Average Annual Total Returns for the periods ended December 31, 2002 in the section "Performance" under the heading "Fund Summaries" on pages 4 and 5 are amended by the following:

Ordinary Shares After Taxes on Distributions and Sales

Fund                1 Year         5 Years   10 Years
Inception
Small Cap Fund        -1.97          5.82            N/A
12.72
Growth and Income Fund   -10.97           8.77
8.66          N/A
Emerging Markets Fund     -1.19         -3.55             N/A
-3.82
Foreign Value Fund        -2.67           N/A             N/A
-3.12


Supplement Dated August 2, 2002 to the Quant Funds'
Statement of Additional Information Dated August 1, 2002

The section "Average Annual Total Rate of Return for the year ended March 31, 2002" under the heading "Performance
Measures" on page 28 is amended by the following:

Ordinary Shares After Taxes on Distributions and Sales

Fund                1 Year         5 Years   10 Years
Inception
Small Cap Fund        3.73           7.97            N/A
12.15
Growth and Income Fund   -2.62            7.61
8.46          N/A
Emerging Markets Fund     6.07          -3.64             N/A
-2.90
Foreign Value Fund        6.58            N/A             N/A
-0.27



Supplement Dated December 11, 2001 to the Quant Funds'
Statement of Additional Information Dated August 1, 2001

The table "Trustees and Officers" in the section "Management of the Funds" on page 9 is revised as follows:

     Ron Zwanziger is removed from the table.



The following information has been added to the table:


                                             Position with
Position with
                                             Distributor,
U.S.      Manager,
                    Position                      Boston
Capital   Quantitative
Name,Address+and Age          with Fund      Principal
Occupation**   Corporation    Advisors
David A. Umstead         Trustee        President, Cape
None      None
Age: 59                       Ann Capital, Inc.


The first paragraph in the section entitled "The Manager and the Management of the Funds" under the heading "Management of the Funds" on page 13 is replaced by the following text:

     Each Fund employs a quantitative investment approach to selecting investments among other considerations. Each approach generally is developed as a result of research conducted by a team of individuals. The same investment strategy used to manage a particular Fund also may be used to manage separate institutional accounts maintained at the Manager or Advisor.


The subsection "Quant Small Cap Fund, Quant Mid Cap Fund" in the section entitled "Advisory Contracts" under the heading
"Management of the Funds" on page 15 is replaced by the following text:

      Columbia Partners, L.L.C., Investment Management, 1701 Pennsylvania Ave., NW, Washington, DC 20006 ("Columbia Partners") serves as Advisor to the Small Cap Fund and the Mid Cap Fund. As of March 31, 2001, tThe firm presently hasmanaged over approximately $12 billion in assets under management for individual, pension plan and endowment accounts. Robert A. von Pentz, CFAChief Investment Officer, has headed Equity investments since 1996, and manages the Mid Cap Funds. managed the Small Cap and Mid Cap Funds since July 1996. He and Rhys Williams manage the Small Cap Funds.

      Mr. von Pentz is a founder of Columbia Partners and previously served as chairman of the board and chief financial officer of Riggs Investment Management
      Corporation, where he worked from 1989 to 1995.

      Rhys Williams joined Columbia Partners in 1997, and

       served as a Senior Vice President at Prudential
      Securities prior to joining Columbia Partners.

           Terence Collins, Robert von Pentz, Rhys Williams,
      Galway Capital Management, Landon Butler, Paul Kelley,
      John McKernan and Glen Lester Fant III are control persons of Columbia Partners L.L.C.



The third and fourth sentence of the subsection "Quant
Emerging Markets Fund" in the section entitled "Advisory
Contracts" under the heading "Management of the Funds" on page 16 is replaced by the following text:


     David P. Nolan, CFA manages the Emerging Markets Fund. Mr. Nolan manages emerging markets and developed market portfolios at Independence. He has been in the industry since 1984 and joined Independence in 1989. Previously, Mr. Nolan worked for The Boston Company and State Street Bank and Trust Company.


(12/11/2001)